July 25, 2008


                                BLACK PEARL FUNDS

                             BLACK PEARL FOCUS FUND


                  SUPPLEMENT TO PROSPECTUS DATED APRIL 29, 2008

     Effective immediately, Black Pearl Focus Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase. It is anticipated that all shares of the Fund will be redeemed and that the Fund will discontinue operations at the close of business on or about July 31, 2008.